UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Medical Transcription Billing, Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Medical Transcription Billing, Corp.

7 Clyde Road

Somerset, NJ 08873

April 29, 2016

Dear Fellow Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders of Medical Transcription Billing, Corp. at 11:00 a.m., Eastern Time, on Wednesday, June 8, 2016, at 7 Clyde Road, Somerset, NJ 08873.

The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. If you plan to attend the Meeting, please detach the Admission Ticket from your proxy card and bring it to the Meeting.

At this year’s Annual Meeting, you will be asked to vote on each of the two proposals set forth in the Notice of Annual Meeting of Stockholders and proxy statement, which describe the formal business to be conducted at the Annual Meeting and follow this letter.

Your vote is important. Whether you plan to attend the Annual Meeting in person or not, we hope you will vote your shares as soon as possible. Please mark, sign, date, and return the accompanying card in the postage-paid envelope or instruct us via the Internet as to how you would like your shares voted. Instructions are on the proxy card. This will ensure representation of your shares if you are unable to attend.

Sincerely,

/s/ Mahmud U. Haq

Mahmud U. Haq
Chairman of the Board, Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 8, 2016

TIME

11:00 a.m., Eastern Time, on

Wednesday, June 8, 2016

PURPOSE

•	To elect three director candidates nominated by our board of directors.

•	To amend our certificate of incorporation to increase the Company’s authorized shares of preferred stock from 1,000,000 shares to 2,000,000 shares.

•	To consider and act on such other business as may properly come before the Meeting.

DOCUMENTS

This Notice is only an overview of the Proxy Statement and proxy card included in this mailing which is available at ir.mtbc.com/annuals-proxy.cfm. The Notice of Internet Availability will be mailed to shareholders on or about April 29, 2016.

PLACE

7 Clyde Road, Somerset, NJ 08873

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RECORD DATE

Owners of shares of the Company’s Common Stock, as of the close of business on April 18, 2016, will receive notice of and be entitled to vote at the Meeting and any adjournments.

VOTING

Even if you plan to attend the Meeting, please mark, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope. You may revoke your proxy by filing with the Secretary of the Company a written revocation or by submitting a duly executed proxy bearing a later date. If you are present at the Meeting, you may revoke your proxy and vote in person on each matter brought before the Meeting. You may also vote over the Internet using the Internet address on the proxy card.

Mahmud U. Haq

Chairman of the Board

Dated: April 29, 2016

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QUESTIONS AND ANSWERS

Q:  When and where is the Annual Meeting?

A:  The Company’s Annual Meeting of Shareholders will be held at 11:00 a.m., Eastern Time, Wednesday, June 8, 2016, at 7 Clyde Road, Somerset, NJ 08873.

Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A: In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which was mailed to most of our shareholders, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

Q:  Who is entitled to vote?

A:  You are entitled to vote at the Annual Meeting if the Company’s records on April 18, 2016 (the “record date”) showed that you owned the Company’s common stock, par value $.001 (the “Common Stock”). As of April 11, 2016, there were 10,356,210 shares of Common Stock outstanding.

Q:  What will I likely be voting on?

A:  There are two proposals that are expected to be voted on at the Annual Meeting, which are to elect three director candidates nominated by our board of directors to serve as directors and amend our certificate of incorporation to increase the Company’s authorized shares of preferred stock from 1,000,000 shares to 2,000,000 shares. As of the date this Proxy Statement, the Company was not aware of any additional matters to be raised at the Annual Meeting.

Q:  What is the Board’s recommendation?

A:  The Board of Directors recommends that you vote your shares:

-	FOR the director nominees.

-	FOR the amendment to the certificate of incorporation to increase the Company’s authorized shares of preferred stock from 1,000,000 shares to 2,000,000 shares.

Q:  How many votes is each share entitled to?

A:  Each share of Common Stock has one vote. The enclosed proxy card shows the number of shares that you are entitled to vote.

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Q:  Do I need a ticket to attend the Annual Meeting?

A:  Yes. Retain the top of the proxy card as your admission ticket. One ticket will permit two persons to attend. If your shares are held through a broker, contact your broker and request that the broker provide you with evidence of share ownership. This documentation, when presented at the registration desk at the Annual Meeting, will enable you to attend the Meeting.

Q:  How do proxies work?

A:  The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Meeting in the manner you direct. You may also abstain from voting. If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares in accordance with the Board of Directors’ recommendations.

Q:  How do I vote?

A:  You may:

•	Vote by marking, signing, dating, and returning a proxy card;

•	Vote via the Internet by following the voting instructions on the proxy card or the voting instructions provided by your broker, bank, or other holder of record. Internet voting procedures are designed to authenticate your identity, allow you to vote your shares, and confirm that your instructions have been properly recorded. If you submit your vote via the Internet, you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies;

•	Vote in person by attending the Annual Meeting. We will distribute written ballots to any shareholder who wishes to vote in person at the Annual Meeting.

If your shares are held in street name, your broker, bank, or other holder of record will include a voting instruction form with this Proxy Statement. We strongly encourage you to vote your shares by following the instructions provided on the voting instruction form. Please return your voting instruction form to your broker, bank, or other holder of record to ensure that a proxy card is voted on your behalf.

Q:  Do I have to vote?

A:  No. However, we strongly encourage you to vote.

Q:  What does it mean if I receive more than one proxy card?

A:  If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please mark, sign, date, and return each proxy card you receive. If you choose to vote by Internet, please vote each proxy card you receive.

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Q:  Will my shares be voted if I do not sign and return my proxy card?

A:   If your shares are held in street name and you do not instruct your broker or other nominee how to vote your shares, your broker or nominee may use its discretion to vote your shares on “routine matters. For any “non-routine matters” being considered at the Meeting, your broker or other nominee would not be able to vote on such matters.

Q:  Can I change my vote?

A:  Yes. You may revoke your proxy and change your vote before the Annual Meeting by submitting a new proxy card with a later date, by casting a new vote via the Internet, by notifying the Company’s Corporate Secretary in writing, or by voting in person at the Meeting. If you do not properly revoke your proxy, properly executed proxies will be voted as you specified in your earlier proxy.

Q:  What is a quorum?

A:  A quorum is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Annual Meeting. At least a majority of the outstanding shares eligible to vote must be represented at the Meeting, either in person or by proxy, in order to transact business.

Q:  Who will tabulate the votes?

A:  A representative from our company, Norman Roth, will tabulate the votes and act as inspector of election.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted as recommended by the board of directors.

Q:  Who will bear the costs of this solicitation?

A:  Our Board of Directors is making this solicitation, and we will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. If you choose to access the proxy materials over the internet, however, you are responsible for internet access charges you may incur. The solicitation of proxies or votes may be made in person. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:  What should I do now?

A:  You should read this proxy statement carefully and promptly submit your proxy card or vote by the internet as provided on the proxy card to ensure that your vote is counted at the Annual Meeting.

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Q:  How will shares in the Company’s employee benefit plans be voted?

A:  If you are or were a participant in the Company’s employee benefit plans, this Proxy Statement is being used to solicit voting instructions from you with respect to shares of our stock that you own but which are held by the trustees of our benefit plans for the benefit of you and other plan participants. Shares held in our benefit plans that you are entitled to vote will be voted by the plan trustees pursuant to your instructions. Shares held in any employee benefit plan that you are entitled to vote, but do not vote, will be voted by the plan trustees in proportion to the voting instructions received for other shares. You must instruct the plan trustees to vote your shares by utilizing one of the voting methods described above.

Q:  How do I obtain a copy of the Company’s materials related to corporate governance?

A:  The Company’s Corporate Governance materials, charters of each standing Board committee, Code of Conduct, and other materials related to our corporate governance can be found in the Corporate Governance section of the Company’s website at ir.mtbc.com/corporate-governance.cfm.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of April 11, 2016, concerning:

-	Each person or group of persons known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, based on information provided by the beneficial owner in public filings made with the Securities and Exchange Commission (“SEC”).

-	Each person who has been a director or executive officer of the Company since the beginning of the last fiscal year.

-	Each nominee for the board of directors.

-	Each associate of any of the foregoing persons.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o MTBC, 7 Clyde Road, Somerset, NJ 08873. Beneficial ownership is determined in accordance with the rules of the SEC, which deem a person to beneficially own any shares the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Shares of common stock subject to options, warrants or other rights to purchase that are currently exercisable or are exercisable within 60 days of the April 18, 2016 record date (including shares subject to restrictions that lapse within 60 days of the record date) are deemed outstanding for purposes of computing the percentage ownership of the person holding such shares, options, warrants or other rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. The percentages are based on 10,356,210 shares of Common Stock outstanding as of April 11, 2016. Each share of Common Stock has one vote. An asterisk indicates beneficial ownership of less than 1% of the common stock outstanding.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percent of Class	Preferred Stock Beneficially Owned	Percent of Class
Five Percent Shareholders
Adage Capital Management, L.P.	1,000,000	9.7%	-	*
Directors and Named Executive Officers
Mahmud Haq	4,896,070	47.3%	2,400	1.0%
Anne M. Busquet	54,350	0.5%	-	*
Howard L. Clark, Jr.	39,000	0.4%	-	*
John N. Daly	47,500	0.5%	-	*
Bill Korn	116,334	1.1%	800	0.3%
Cameron P. Munter	47,500	0.5%	-	*
Stephen A. Snyder	131,000	1.3%	800	0.3%
All current directors and executive officers as a group (7 persons)	5,331,754	51.6%	4,000	1.6%

CORPORATE GOVERNANCE

Role and Composition of the Board of Directors

The Company’s Board of Directors believes that good corporate governance principles and practices provide a strong framework to assist the Board in fulfilling its responsibilities to shareholders. The Board recognizes the interests of the Company’s shareholders, employees, customers, suppliers, consumers, creditors, and the communities in which it operates, who are all essential to the Company’s success. Accordingly, the Board has adopted corporate governance principles relating to its role, composition, structure, and functions. The Board periodically reviews the principles and other corporate governance matters.

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Role of the Board and Management

The Company’s business is conducted by its employees, managers, and officers under the direction of the chief executive officer (“CEO”) and the oversight of the Board. The Board of Directors is elected by the shareholders to oversee management and to ensure that the long-term interests of the shareholders are being served. Directors are expected to fulfill duties of care and loyalty and to act with integrity as they actively conduct Board matters.

As part of its general oversight function, the Board actively reviews and discusses reports by management on the performance of the Company, its strategy, goals, financial objectives, and prospects, as well as issues and risks facing the Company. The opinions of the independent Compensation Committee Board members are solicited with respect to the selection, evaluation, and determination of compensation and succession planning for the CEO and senior executive officers who report directly to the CEO. The Board oversees processes designed to maintain the quality of the Company, including the integrity of the financial statements, the integrity of compliance with laws and ethics, and the integrity of relationships with stakeholders, including shareholders, employees, customers, suppliers, consumers, and the communities in which the Company operates.

Board Membership Qualifications

The Board has the responsibility for nominating director candidates to shareholders and filling vacancies. The Nominating and Corporate Governance Committee is responsible for recommending candidates to the Board, as well as recommending the selection criteria used in seeking nominees for election to the Board. The Board has adopted the following director nominee selection criteria. Nominees should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Nominees should be selected on the basis of their business and professional experience and qualifications, public service, diversity of background, availability to devote sufficient time to the Board and the needs of the Company in light of the qualifications of the other directors or nominees. Candidates should be persons who have demonstrated leadership in multinational companies or government, finance or accounting, higher education or other fields, or who are able to provide the Company with relevant expertise, industry knowledge or marketing acumen. Nominees should also represent all shareholders rather than special interest groups or any group of shareholders. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s past attendance at meetings and participation in and contribution to the activities of the Board. The Nominating and Corporate Governance Committee may use the services of an executive search firm to assist the Company in identifying potential nominees and to participate in the evaluation of candidates for Board membership. Shareholders may suggest nominees for consideration by submitting names of nominees and supporting information to the Corporate Secretary of the Company.

Size of the Board

The Company’s By-Laws establish that the Board shall fix the number of directors from time to time so long as the number so determined shall not be less than three. The Board periodically reviews the appropriate size of the Board. Effective April 28, 2015, the Board was decreased from 7 to 6 Board members by resolution of the Board of Directors.

Chairman and CEO

The Chairman and the CEO are selected by the Board. The Board determines whether the roles of Chairman and CEO should be separate or combined based upon its judgment as to the most appropriate structure for the Company at a given point in time.

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Ethics and Conflicts of Interest

The Board expects its directors, as well as the Company’s officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising the Company’s Code of Conduct. The Board will not permit any waiver of any ethics policy for any director or executive officer. The Board will resolve any conflict of interest question involving a director, the CEO, or a member of the Office of the Chairman, and the CEO will resolve any conflict of interest issue involving any other officer of the Company. The Code of Conduct is available at ir.mtbc.com/corporate-governance.cfm.

BOARD COMMITTEES

Number and Responsibilities of Committees

The current three committees of the Board are Audit, Compensation, and Nominating and Corporate Governance. The membership of the committees is required to consist entirely of independent directors, based on the NASDAQ requirements. The Board may form new committees, disband an existing committee, and delegate additional responsibilities to a committee. The responsibilities of the committees are set forth in written charters, which are reviewed periodically by the committees, the Nominating and Corporate Governance Committee, and the Board, and are available on the Company’s website at ir.mtbc.com/corporate-governance.cfm.

Committee Meetings

The chair of each committee, in consultation with committee members and in compliance with the committee’s charter requirements, determines the frequency of committee meetings and develops meeting agendas. The full Board is apprised of matters addressed by the committees in their meetings.

BOARD OPERATIONS

Board Meetings

Regular meetings of the Board are held at least four times per year. The Board may hold additional meetings, including by teleconference or other electronic means, as needed, to discharge its responsibilities. The Chairman of the Board, in consultation with other Board members, establishes the agenda for each Board meeting. Each Board member may suggest items for inclusion on the agenda.

During 2015, the Board held four meetings and acted by written/electronic consent seven times. Each director attended at least 75% of all board of directors and applicable committee meetings. We have encouraged our directors to attend our Annual Meeting of Shareholders.

Board Materials

Information and data that is important to the business to be considered at a Board or committee meeting is distributed in advance of the meeting, to the extent possible.

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Management Evaluation, Succession, and Compensation

The performance of the CEO is evaluated annually by the Compensation Committee, in consultation with the full Board, based upon objective criteria, including the performance of the business and the accomplishment of goals and strategic objectives. This committee also makes recommendations to the Board with respect to CEO succession. The CEO reviews management succession planning and development with the full Board of Directors on an annual basis. The Compensation Committee evaluates performance in setting CEO and senior executive officer salary, bonus, and other incentive and equity compensation.

Board Compensation

The Compensation Committee is responsible for recommending any changes in Board compensation. In discharging this duty, the committee is guided by the following considerations: compensation should fairly pay directors for work required for a company of MTBC’s size and scope; compensation should align directors’ interests with the long-term interests of shareholders; and the structure of compensation should be transparent and understandable.

Board Access to Management and Independent Advisors

Members of the Board have free access to the employees of the Company, and Board committees have the authority to retain such outside advisors as they determine appropriate to assist in the performance of their functions. Additionally, members of the Board may periodically visit Company facilities.

Approval of Goals and Strategic and Financial Objectives

The overall strategy of the Company is reviewed periodically at Board meetings.

Communication with Management and Directors

The response to any shareholder proposal is the responsibility of management subject to oversight by the appropriate Board committee. The Board is apprised of shareholder proposals and the Company’s response to such proposals.

Shareholders and other interested parties may contact the presiding director or non-management directors via the Corporate Secretary of the Company at 7 Clyde Road, Somerset, NJ 08873.

Disclosure and Review of Corporate Governance Principles

The Company’s Corporate Governance Principles and all Board committee charters are available on the Company’s website at ir.mtbc.com/corporate-governance.cfm and are also available in print to any shareholder upon request. The Nominating and Corporate Governance Committee reviews these Corporate Governance Principles periodically, and reports the results of this review to the full Board.

Policies on Business Ethics and Conduct

All Company employees and directors, including the CEO, the Chief Financial Officer, and the Principal Accounting Officer, are required to abide by the Company’s Code of Conduct to ensure that the Company’s business is conducted in a consistently legal and ethical manner. The Code of Conduct forms the foundation of a comprehensive program that requires compliance with all corporate policies and procedures and seeks to foster an open relationship among colleagues that contributes to good business conduct and an abiding belief in the integrity of our employees. The Company’s policies and procedures cover all areas of professional conduct, including employment policies, conflicts of interest, intellectual property, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of the Company’s business.

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Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct.

The full text of the Code of Conduct is published on the Company’s website at ir.mtbc.com/corporate-governance.cfm, and is available in print to any shareholder upon request.

Director Independence

Our Board has considered the relationships of all directors with us and the independence of each director, and determined that Ms. Anne Busquet, and Messrs. Howard Clark, John Daly and Cameron Munter, do not have any relationship which would interfere with the exercise of independent judgment in carrying out his or her responsibility as a director and that each non-employee director qualifies as an independent director under the applicable rules of NASDAQ.

Related Person Transaction Policy

The Related Person Transaction Policy of the Board ensures that the Company’s transactions with certain persons are not inconsistent with the best interests of the Company. A “Related Person Transaction” is a transaction with the Company in an amount exceeding $54,500 in which a Related Person has a direct or indirect material interest. A Related Person includes the executive officers, directors, and five percent or more shareholders of the Company, and any immediate family member of such a person. If a Related Person Transaction is identified, such transaction is brought to the attention of the General Counsel and the Audit Committee for its approval, ratification, revision, or rejection in consideration of all of the relevant facts and circumstances.

Related Party Transactions

The Company was a party to several related party transactions with its Chief Executive Officer, Mahmud Haq, during the year ended December 31, 2015. Below is a summary of the related party transactions the Company has entered into with Mr. Haq.

The Company recorded interest expense on the loan from the CEO of $24,969 for the year ended December 31, 2015. During the year ended December 31, 2015, the Company paid accrued interest of $69,998 to the CEO.

On September 2, 2015, the outstanding loan from the CEO, which was made in 2013, together with accrued interest, aggregating $905,058 was paid in full from the Opus Bank loan proceeds.

The Company had sales to a related party, a physician who is related to the CEO. Revenue from this customer was $17,577 for the year ended December 31, 2015. As of December 31, 2015, the receivable balance due from this customer was $1,402.

During April 2015, the Company began initial testing of a new service called “Same Day Funding” with the physician related to the CEO. The Audit Committee of the Board of Directors approved advancing funds of no more than $20,000 through the end of 2015. The Company ceased testing of Same Day Funding in September 2015 and recovered all of the funds that were advanced.

The Company is a party to a nonexclusive aircraft dry lease agreement with Kashmir Air, Inc. (“KAI”), which is owned by the CEO. The Company recorded an expense of $128,400 for the year ended December 31, 2015. As of December 31, 2015, the Company had a liability outstanding to KAI of $10,700.

The Company leases its corporate offices in New Jersey, its temporary housing for its foreign visitors, storage space and its backup operations center in Bagh, Pakistan, from the CEO. The related party rent expense for the year ended December 31, 2015 was $174,666. Security deposits were provided related to the lease of the Company’s corporate offices in the amount of $13,200.

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The CEO had guaranteed the Company’s former line of credit with TD Bank.

Board of Directors and Committees of the Board

Fiscal Year 2015

Name	Board	Compensation	Audit	Governance
Mahmud Haq	x*
Anne M. Busquet	x		x
Howard L. Clark, Jr.	x		x*	x
John N. Daly	x	x*	x
Cameron P. Munter	x	x		x*
Stephen A. Snyder	x
x Member
* Chairperson

Executive Officers and Directors

The following table sets forth information as of April 30, 2016 regarding our directors and executive officers.

Name	Position(s)
Mahmud Haq	Chairman of the Board and Chief Executive Officer
Stephen A. Snyder	President and Director
Cameron Munter	Director
Howard L. Clark, Jr.	Director
John N. Daly	Director
Anne M. Busquet	Director
Bill Korn	Chief Financial Officer
Amritpal Deol	General Counsel & Corporate Secretary
Norman S. Roth	Principal Accounting Officer

Mahmud Haq is our founder, and has served as our Chief Executive Officer and Chairman of the Board since our inception in 2001. Prior to founding MTBC, Mr. Haq served as the Chief Executive Officer and President of Compass International Services Corporation from 1997 to 1999. During that time, Mr. Haq also served on its Board of Directors. From 1985 to 1996, Mr. Haq held various senior executive positions at American Express, including Vice President ̵ Risk Management of Global Collections for the Travel Related Services division (1994-1996). Mr. Haq received a Bachelor of Science in Aviation Management from Bridgewater State College and holds an M.B.A. from Clark University with a concentration in Finance.

Stephen A. Snyder is our President and a member of our board of directors since 2013. Mr. Snyder joined MTBC in August 2005 as Vice President, General Counsel and Secretary, and later served as Chief Operating Officer beginning January 2009, through his appointment as President in August 2011. Prior to joining MTBC, Mr. Snyder practiced law with a New Jersey law firm. Mr. Snyder is a member of the New Jersey and New York bars and his writings on healthcare law and policy have been published by the American Health Lawyers Association, American Bar Association and various industry publications. Mr. Snyder received his Bachelor of Arts in Political Science magna cum laude from Montclair State University and his Juris Doctor from Rutgers School of Law-Newark.

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Cameron P. Munter has served as a member of our board of directors since June 2013, and is the Chairman of our Nominating and Governance Committee and a member of our Compensation Committee. Mr. Munter served as the U.S. Ambassador to Pakistan from October 2010 through July 2012. Prior to this appointment, Mr. Munter held a variety of high-profile diplomatic positions in Iraq and also served as U.S. Ambassador to Serbia from March 2007 to March 2009. Mr. Munter received his B.A. magna cum laude, from Cornell University and doctoral degree in Modern European History from the Johns Hopkins University. He is currently a professor of International Relations at Pomona College.

Howard L. Clark, Jr. has served as a member of our board of directors since October, 2013 and is the Chairman of our Audit Committee. He retired as Vice Chairman, Investment Banking of Barclays Capital Inc. on June 30, 2011. He served as Vice Chairman of Lehman Brothers Inc. from February, 1993 to September, 2008. From February, 1990 until February, 1993, Mr. Clark served as Chairman and Chief Executive Officer of Shearson Lehman Brothers, Inc. Prior to joining Shearson Lehman, Mr. Clark was Executive Vice President and Chief Financial Officer of American Express Company.

Mr. Clark is a member of the Board of Directors of Green Waste Energy, Inc. He is a former member of the Board of Directors of Maytag Corporation, United Rentals and White Mountains Insurance Group. Additionally, he serves on the Board of Trustees of The Boys’ Club of New York. Mr. Clark is a former member of the Board of Overseers of Columbia University Graduate School of Business and is an Honorary Trustee of Boston University. Mr. Clark was Chairman of the Securities Industry Association in 1994 and Chairman of The Bond Club of New York in 1998.

A 1967 graduate of Boston University, Mr. Clark received his Master of Business Administration degree from Columbia University Graduate School of Business in 1968. Mr. Clark resides in Greenwich, Connecticut.

John N. Daly has served as a member of our board of directors since December, 2013, and is the Chairman of our Compensation Committee and a member of our Audit Committee. Since May 2007, Mr. Daly has served as the President of IMMS, LLC, a third party marketer of investment management firms. Previously, Mr. Daly held other management positions in the financial services industry, including during his 23 years at E.F. Hutton & Co. from 1960 to 1983, where at various times he ran the Syndicate Department, the Commodities Division and the Asset Management Division. He later joined Salomon Brothers, both at the New York and London offices, where he headed the Private Client Division and International Equity Capital Markets. Mr. Daly also served as the Senior Managed Accounts Specialist at Prudential Investments from 2002-2005. Mr. Daly graduated from Yale University and completed the Harvard Business School Advanced Management Program in 1979.

Anne M. Busquet joined MTBC’s Board of Directors in July 2014 and is a member of our Audit Committee. Ms. Busquet is presently the President of AMB Advisors, and has over three decades of executive business experience with American Express and Interactive Corp (IAC). She has led several successful businesses and served on various boards, including Blyth, Inc., and Meetic. Currently, Ms. Busquet serves on the Board of Pitney Bowes, Intercontinental Hotels Group (IHG), and Provista Diagnostics and is also a Trustee on the Board of Overseers for Columbia University, Business School, the Romanian American Foundation and the French Institute Alliance Francaise. Ms. Busquet graduated from Cornell University and received her MBA from Columbia University.

Bill Korn is our Chief Financial Officer. Mr. Korn joined MTBC in July 2013. Prior to joining MTBC, Mr. Korn served as the Chief Financial Officer for six other early-stage technology businesses. From January 2013 until he joined us, Mr. Korn served as the Chief Financial Officer of SnapOne, Inc., a developer of cloud-based applications for mobile devices, and from June 2012 until December 2012, Mr. Korn was doing private advisory work. Prior to that, from August 2002 to June 2012, Mr. Korn was the Chief Financial Officer of Antenna Software, Inc. Earlier in his career, Mr. Korn spent ten years with IBM, where he served on the senior management team that created IBM’s services strategy in the 1990s. Mr. Korn received his Bachelor of Arts in Economics magna cum laude from Harvard College and his Master of Business Administration from Harvard Business School.

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Amritpal Deol is our General Counsel and Corporate Secretary. Amritpal joined MTBC in 2012 and subsequently served as Vice President of Client Relations since 2013. Amritpal was appointed our General Counsel and Corporate Secretary in April of 2015. Amritpal has supported MTBC’s client base through the use of her legal training by advising clients on medical reimbursement issues and implementing strategies to improve MTBC’s clients’ collections. Ms. Deol graduated magna cum laude from the University of Florida with a B.S. in Broadcast Journalism and received her Juris Doctorate degree from the Penn State Dickinson School of Law. While in law school she acted as senior editor of the Penn State Law Review. Amritpal is admitted to practice in the State of New Jersey.

Norman Roth is our Controller and Principal Accounting Officer. Mr. Roth joined MTBC in September 2014. Prior to joining MTBC, Mr. Roth worked as a forensic accountant since 2003 primarily in the accounting malpractice area. From 1991 through 2002, Mr. Roth served as the Director of External Reporting, Treasury and Tax and later as Business Manager of WWOR-TV. Mr. Roth began his career at Ernst & Young LLP in 1977 and left as a senior manager after 13 years of service. Mr. Roth received his Bachelor of Arts degree summa cum laude from Rutgers College and his Master of Business Administration-Taxation from Fairleigh Dickinson University. Mr. Roth is a certified public accountant and a certified fraud examiner.

Committee Duties and Responsibilities

Audit Committee

•	Oversees management’s establishment and maintenance of processes to provide for the reliability and integrity of the accounting policies, financial statements, and financial reporting and disclosure practices of the Company.
•	Oversees management’s establishment and maintenance of processes to provide for an adequate system of internal control over financial reporting at the Company and assists with the oversight by the Board of Directors and the Corporate Governance Committee of the Company’s compliance with applicable laws and regulations.
•	Oversees management’s establishment and maintenance of processes to provide for compliance with the Company’s financial policies.
•	Oversees the independence of the independent registered public accounting firm and the qualifications and effectiveness of the independent registered public accounting firm.
•	Prepares the report of the Audit Committee for inclusion in the Company’s annual proxy statement in accordance with applicable rules and regulations.
•	Appoints, retains, and reviews the performance of the independent registered public accounting firm.
•	Evaluates the Committee’s performance annually.

Compensation Committee

•	Makes recommendations to the Board with respect to the structure of overall incentive compensation and equity-based plans applicable to executive officers or other employees and administers such plans.
•	Selects and retains outside consultants to review and recommend appropriate types and levels of executive compensation, with the sole authority to approve consultant fees and other retention terms. Terminates such consultants as necessary.
•	Prepares the report of the Compensation Committee for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations.
•	Evaluates the Committee’s performance annually.

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Nominating and Corporate Governance Committee

•	Monitors compliance with the Company’s Global Code of Conduct and all applicable laws and regulations.
•	Notifies the Audit Committee of any matters regarding accounting, internal control, or audit matters of which the Committee has become aware as a result of monitoring the Company’s compliance efforts.
•	Identifies qualified candidates to serve on the Board, including candidates recommended by shareholders, and reviews Board candidate qualifications, selection criteria, and any potential conflicts with the Company’s interests.

Director Compensation Table (Fiscal Year 2015)

The following table sets forth the compensation paid to the non-executive directors of the Company in fiscal year 2015:

Name	Fees Earned or Paid in Cash	Stock Awards (1) (2)	Total
Anne M. Busquet	$30,000	$27,500	$57,500
Howard L. Clark, Jr.	40,000	27,500	67,500
John N. Daly	30,000	27,500	57,500
Cameron P. Munter	30,000	27,500	57,500

(1)	In January 2016, the outside Board members were awarded 25,000 shares each of restricted stock that were to vest upon the achievement of specified 2015 operating results. Those shares vested during March 2016. The amounts included in the table above for the option awards and stock awards reflect the total amount of the grant date fair value for options and restricted stock grants computed in accordance with Financial Accounting Standards Board ASC Topic 718.
(2)	As of December 31, 2015, the aggregate number of shares of restricted stock outstanding for each director, as applicable, is as follows; Ms. Busquet, 30,000, Mr. Clark, 30,000, Mr. Daly, 30,000 and Mr. Munter, 30,000.

Summary Executive Compensation Table

The following table is a summary of certain information concerning the compensation earned by our Named Executive Officers for fiscal years 2015 and 2014:

Name and Principal Position	Salary (1)	Bonuses	Stock Awards (2)	All Other Compensation (3)(4)(5)	Total
2015:
Mahmud Haq, CEO and Chairman of the Board	$300,824	$-	$82,500	$23,622	$406,946
Stephen A. Snyder, President	275,755	-	82,500	11,037	369,292
Bill Korn, Chief Financial Officer	250,687	-	82,500	10,333	343,520
2014:
Mahmud Haq, CEO and Chairman of the Board	201,429	5,337	-	30,092	236,858
Stephen A. Snyder, President	190,165	125,000	360,000	12,607	687,772
Bill Korn, Chief Financial Officer	178,901	66,264	180,000	9,147	434,312

(1)	Includes amounts contributed by the Named Executive Officers to our 401(k) plan.

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(2)	In January 2016, the Compensation Committee of the Board of Directors awarded 75,000 shares of restricted stock each to Messrs. Haq, Snyder and Korn upon the achievement of specified 2015 operating results. Those shares vested in March 2016. The amounts included in the table above reflect the total grant date fair value and were determined in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in the notes to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC.
(3)	Does not include perquisites and other personal benefits, the aggregate amount of which with respect to each of the Named Executive Officers does not exceed $10,000 reported for the fiscal year presented.
(4)	Includes our matching contribution to the 401(k) plan equal to 100% match on the first 3% of the employee’s compensation, plus 50% of the next 2% of compensation, which is available to all employees who participate in the plan.
(5)	Excludes group life insurance, health care insurance, long-term disability insurance and similar benefits provided to all employees that do not discriminate in scope, terms or operations in favor of the Named Executive Officers.

Executive Employment Arrangements

We are party to employment agreements with each of Messrs. Haq, Snyder and Korn (the “Employment Agreements”). Each of the Employment Agreements has a two-year term unless earlier terminated, and is automatically renew at the end of the initial term and annually thereafter in each case, for a one-year term, unless either party provides at least ninety days’ prior written notice of non-renewal.

Each Employment Agreement provides for the payment of base salary and bonus, as well as customary employee benefits. Under each of the Employment Agreements, if the executive’s employment is terminated by the Company without “cause” or by the executive if a “material demotion,” occurs (as such terms are defined in the applicable Employment Agreement) the executive shall receive salary continuation payments for the remainder of the contractual term, but in no event for less than twenty-four months with respect to Mr. Haq and twelve months for each of Messrs. Snyder and Korn. In addition to salary continuation payments, executive shall receive payment of “COBRA” premiums for the executive and his dependents as long as the executive does not become eligible for health coverage through another employer during this severance period. Each of the Employment Agreements also restricts the executive from engaging in a competitive business during his employment and for 12 months thereafter, or soliciting our employees and customers during his employment and for 12 months thereafter.

Our compensation committee, currently comprised of Messrs. Daly and Munter, are tasked with discharging the Board of Directors’ responsibilities related to oversight of compensation of named executive officers and ensuring that our executive compensation program meets our corporate objectives. The compensation committee is responsible for reviewing and approving corporate goals and objectives relevant to the compensation of our named executive officers, as well as evaluating their performance in light of those goals and objectives. Based on this review and evaluation, as well as on input from our Chief Executive Officer regarding the performance of our other named executive officers and his recommendations as to their compensation, the Committee will determine and approve each named executive officer’s compensation annually. As a public company, our named executive officers will not play a role in their own compensation determinations.

Outstanding Equity Awards at 2015 Fiscal Year End

The following table provides information on the current holdings of restricted stock units (RSUs) by our named officers at December 31, 2015:

Stephen Snyder: 66,667 shares

Bill Korn: 33,333 shares

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These RSUs provide for annual vesting based on continued employment over three years.

Employee Benefit Plans

2014 Equity Incentive Plan. The purpose of the 2014 Equity Incentive Plan (the “2014 Plan”) is to promote our success by linking the personal interests of our employees, officers, directors and consultants to those of our shareholders, and by providing participants with an incentive for outstanding performance. The 2014 Plan authorizes the grant of awards in any of the following forms:

•	Options to purchase shares of common stock, which may be nonstatutory stock options or incentive stock options under the Internal Revenue Code (the “Code”). The exercise price of an option granted under the 2014 Plan may not be less than the fair market value of our common stock on the date of grant. Stock options granted under the 2014 Plan have a term of ten years.

•	Stock appreciation rights, or SARs, which give the holder the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the base price of the stock appreciation right. The base price of a SAR may not be less than the fair market value of our common stock on the date of grant. SARs granted under the 2014 Plan have a term of ten years.

•	Restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Compensation Committee.

•	Restricted stock units, which represent the right to receive shares of common stock (or an equivalent value in cash or other property) in the future, based upon the attainment of stated vesting or performance goals set by the Compensation Committee.

•	Performance stock and cash settled awards, which represent the right to receive shares of common stock or cash, as applicable, in the future upon the attainment of certain stated performance goals.

•	Other stock-based awards in the discretion of the Compensation Committee, including unrestricted stock grants.

All awards are evidenced by a written award certificate between MTBC and the participant, which include such provisions as may be specified by the Compensation Committee. Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.

Awards to Non-Employee Directors. Awards granted under the 2014 Plan to non-employee directors may be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time. The Committee may not make discretionary grants under the 2014 Plan to non-employee directors.

Shares Available for Awards; Adjustments. Subject to adjustment as provided in the 2014 Plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 1,351,000. In the event of a nonreciprocal transaction between MTBC and its shareholders that causes the per share value of the common stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering, or large nonrecurring cash dividend), the share authorization limits under the 2014 Plan will be adjusted proportionately, and the Compensation Committee must make such adjustments to the 2014 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

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Administration. The 2014 Plan will be administered by the Compensation Committee. The Committee will have the authority to grant awards; designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2014 Plan; and make all other decisions and determinations that may be required under the 2014 Plan. The Board of Directors may at any time administer the 2014 Plan. If it does so, it will have all the powers of the Compensation Committee under the 2014 Plan. In addition, the Board may expressly delegate to a special committee some or all of the Compensation Committee’s authority, within specified parameters, to grant awards to eligible participants who, at the time of grant, are not executive officers.

Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution; provided, however, that the Compensation Committee may permit other transfers (other than transfers for value) where the Compensation Committee concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant’s death.

Treatment of Awards upon a Participant’s Death or Disability. Unless otherwise provided in an award certificate or any special plan document governing an award, upon the termination of a participant’s service due to death or disability:

•	all of that participant’s outstanding options and SARs will become exercisable to the extent the participant was entitled to exercise such option or SAR, but only within the period ending on the earlier of (i) twelve (12) months with respect to a termination due to disability and eighteen (18) months with respect to a termination due to death, and (ii) the term of the option or SAR;

•	shares of common stock and outstanding awards which have not vested at the time of the termination of service may be forfeited; and

•	the payout opportunities attainable under all of that participant’s outstanding performance-based awards may be forfeited and the awards may payout on a pro rata basis, based on the time elapsed prior to the date of termination.

Treatment of Awards upon a Change in Control. Unless subject to additional acceleration of vesting and exercisability as may be provided in an award certificate or any special plan document governing an award, outstanding awards will be subject to one year acceleration of vesting as provided in the Plan upon a change in control.

Termination and Amendment. The 2014 Plan will terminate on April 3, 2024. The Board or the Compensation Committee may, at any time and from time to time, terminate or amend the 2014 Plan, but if an amendment to the 2014 Plan would constitute a material amendment requiring shareholder approval under applicable listing requirements, laws, policies or regulations, then such amendment will be subject to shareholder approval. No termination or amendment of the 2014 Plan may adversely affect any award previously granted under the 2014 Plan without the written consent of the participant. Without the prior approval of our shareholders, the 2014 Plan may not be amended to directly or indirectly reprice, replace or repurchase “underwater” options or SARs.

Report of the Audit Committee

The Audit Committee of the board of directors of MTBC is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of the NASDAQ Stock Market and the SEC. The Audit Committee operates pursuant to a charter that is available on the Investor Relations section of our website at ir.mtbc.com/corporate-governance.cfm.

Management has primary responsibility for MTBC’s internal accounting controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of MTBC’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report as a result of such audit. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee serves as a focal point for communication among the Board of Directors and its committees, the independent registered public accounting firm and management, as the respective duties of such groups, or their constituent members, relate to MTBC’s financial accounting and reporting and to its internal controls.

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In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements in MTBC’s Annual Report on Form 10-K for the year ended December 31, 2015. These discussions included the matters required to be discussed by Statement on Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board (Communication with Audit Committees).

The Audit Committee also discussed with the independent registered public accounting firm its independence from MTBC and its management, including the written disclosures submitted to the Audit Committee by the independent registered public accounting firm as required by the Public Company Accounting Oversight Board.

Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the board of directors that MTBC’s Annual Report on Form 10-K for the year ended December 31, 2015 be filed with the SEC.

AUDIT COMMITTEE

Howard L. Clark, Jr., Chair

Anne M. Busquet

John N. Daly

Relationship with Independent Registered Public Accounting Firms

Independent Registered Public Accounting Firm

On June 10, 2015, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm commencing for its quarter ending June 30, 2015 and its fiscal year ending December 31, 2015.

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In connection with the Company’s appointment of Grant Thornton as the Company’s independent registered public accounting firm, the Company has not consulted Grant Thornton on any matter relating to either (i) the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Representatives of Grant Thornton are not expected to be present at the Annual Meeting.

Former Independent Registered Public Accounting Firm

Deloitte & Touche, LLP (“Deloitte”) was our independent registered public accounting firm for the year ended December 31, 2014. On June 11, 2015, the Company, with the approval of the Audit Committee of the Board of Directors, notified Deloitte of their dismissal as the Company’s independent registered public accounting firm, effective on June 11, 2015. Representatives of Deloitte are not expected to be present at the Annual Meeting.

During the Company’s fiscal years ended December 31, 2014 and December 31, 2013, and through June 11, 2015, the Company did not have any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s fiscal years ended December 31, 2014 and 2013 and through June 11, 2015, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Deloitte’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Deloitte’s report on the Company's consolidated financial statements for the fiscal year ended December 31, 2014 contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Deloitte furnished such a letter, dated June 11, 2015, and a copy was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K that was filed June 11, 2015.

Independent Registered Public Accounting Firms’ Fees

The following table summarizes the aggregate fees billed to us by our independent registered public accounting firms for each of the last two fiscal years. For fiscal year 2015, the independent auditor was Grant Thornton LLP, the member firms of Grant Thornton International Ltd. and their respective affiliates. For fiscal year 2014, the independent auditor was Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates.

Fees	2015	2014
Audit Fees to Grant Thornton LLP	$506,548	$-
Audit Fees to Deloitte & Touche	-	394,701
Audit-Related Fees to Grant Thornton LLP	65,832	-
Audit-Related Fees to Deloitte & Touche	-	428,188
Tax Fees to Grant Thornton LLP	41,588	-
Tax Fees to Deloitte & Touche	-	30,316
Total Fees	$613,968	$853,205

Audit fees include fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of our annual consolidated financial statements and review of quarterly financial statements. The audit fees also include fees associated with the filing of our registration statements, including our Registration Statement on Form S-1 related to our preferred stock offering during 2015 and Registration Statement on Form S-1 related to our IPO during 2014 and services normally incurred in connection with statutory and regulatory filings.

Audit-related fees include fees for an audit in connection with an acquisition and consents for registration statements paid to a Grant Thornton affiliate. Tax fees consist of fees related to the preparation of tax returns and assistance with other domestic tax matters.

All services performed for us by Grant Thornton during 2015 and Deloitte & Touche during 2014 were pre-approved by the Audit Committee, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

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Matters to Be Acted Upon

1.   Election of Directors

(Item 1 on proxy card)

You will have the opportunity to elect three members to our Board of Directors, currently consisting of six members, at the Annual Meeting. Each director will be elected for a three-year term.

The Board of Directors has nominated the following nominees for election as directors at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED BELOW.

Anne M. Busquet joined MTBC’s Board of Directors in July 2014 and is a member of our Audit Committee. Ms. Busquet is presently the President of AMB Advisors, and has over three decades of executive business experience with American Express and Interactive Corp (IAC). She has led several successful businesses and served on various boards, including Blyth, Inc., and Meetic. Currently, Ms. Busquet serves on the Board of Pitney Bowes, Intercontinental Hotels Group (IHG), and Provista Diagnostics and is also a Trustee on the Board of Overseers for Columbia University, Business School, the Romanian American Foundation and the French Institute Alliance Francaise. Ms. Busquet graduated from Cornell University and received her MBA from Columbia University.

Howard L. Clark, Jr. has served as a member of our board of directors since October, 2013 and is the Chairman of our Audit Committee. He retired as Vice Chairman, Investment Banking of Barclays Capital Inc. on June 30, 2011. He served as Vice Chairman of Lehman Brothers Inc. from February, 1993 to September, 2008. From February, 1990 until February, 1993, Mr. Clark served as Chairman and Chief Executive Officer of Shearson Lehman Brothers, Inc. Prior to joining Shearson Lehman, Mr. Clark was Executive Vice President and Chief Financial Officer of American Express Company.

Mr. Clark is a member of the Board of Directors of Green Waste Energy, Inc. He is a former member of the Board of Directors of Maytag Corporation, United Rentals and White Mountains Insurance Group. Additionally, he serves on the Board of Trustees of The Boys’ Club of New York. Mr. Clark is a former member of the Board of Overseers of Columbia University Graduate School of Business and is an Honorary Trustee of Boston University. Mr. Clark was Chairman of the Securities Industry Association in 1994 and Chairman of The Bond Club of New York in 1998.

A 1967 graduate of Boston University, Mr. Clark received his Master of Business Administration degree from Columbia University Graduate School of Business in 1968. Mr. Clark resides in Greenwich, Connecticut.

Stephen A. Snyder is our President and a member of our board of directors since 2013. Mr. Snyder joined MTBC in August 2005 as Vice President, General Counsel and Secretary, and later served as Chief Operating Officer beginning January 2009, through his appointment as President in August 2011. Prior to joining MTBC, Mr. Snyder practiced law with a New Jersey law firm. Mr. Snyder is a member of the New Jersey and New York bars and his writings on healthcare law and policy have been published by the American Health Lawyers Association, American Bar Association and various industry publications. Mr. Snyder received his Bachelor of Arts in Political Science magna cum laude from Montclair State University and his Juris Doctor from Rutgers School of Law-Newark.

2. Increase of Authorized Preferred Stock

(Item 2 on proxy card)

Our Board of Directors has authorized, approved, and declared advisable an amendment to our Certificate of Incorporation (“Certificate”) that increases the number of authorized shares of our preferred stock from 1,000,000 shares to 2,000,000 shares. The proposed amendment is subject to approval by our shareholders.

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We do not currently anticipate an offering of these newly authorized shares of preferred stock, however, no further authorization by shareholders will be needed by the Company for the issuance thereof. The specific terms of the preferred stock being authorized, including dividend rates, voting rights, redemption prices, maturity dates, and similar matters, will all be determined by the board of directors. The additional preferred stock to be authorized by the proposed amendment may include shares having rights identical to our currently outstanding Series A Preferred Stock and may include shares having rights that are materially different than our Series A Preferred Stock.

Our board believes that it is advisable and in our best interests and the best interests of our shareholders to amend the Certificate in order to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for our future needs. The additional shares will be available for issuance from time to time by us in the discretion of our board. We intend to continue to evaluate possible acquisitions. If any such acquisitions were paid for using cash or stock, we could potentially need to issue additional shares of preferred stock for capital raising purposes or as consideration for such acquisitions. By increasing the authorized preferred stock at this time, our board will then be able to respond quickly to a potential business opportunity where it would be impracticable for us to seek and timely obtain shareholder approval authorizing additional shares for purposes of such opportunity. Additional authorized shares will also provide us with greater flexibility to use our preferred stock for various other business purposes including establishing strategic relationships with other companies. We do not currently have specific arrangements or plans that would involve the issuance of the proposed additional authorized shares.

Required Vote

As to Item I, the Election of Directors, the nominees must receive a plurality of the voting power, entitled to vote for the election of directors, of the shares present or represented by proxy at the meeting in order to be elected. This means that the three director candidates receiving the largest number of votes “for” their election will be elected to the board of directors.

As to Item 2, Increase of Authorized Preferred Stock, the affirmative vote of the holders of a majority in voting power of the common stock entitled to vote generally in the election of directors will be required to approve this proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of any class of our equity securities, who collectively we refer to as "insiders," to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock and other equity securities of the company. Our insiders are required by SEC regulation to furnish us with copies of all Section 16(a) reports the file. The Company has undertaken the responsibility to file all Section 16(a) reports for the Board of Directors and Officers based on the information available to them.

Based solely on a review of the copies of the forms furnished to us, we believe that during the 2015 fiscal year, our insiders complied with all applicable filing requirements; except for the late filing of reports by the Company for one transaction with each of Mr. Stephen Snyder, Mr. Bill Korn, Ms. Anne Busquet and Ms. Amritpal Deol, and for the late filing of reports for two transactions with each of Messrs. Howard Clark, John Daly, and Cameron Munter. All of the foregoing late filings were subsequently filed.

OTHER BUSINESS

Our board of directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Shareholders. We have not been informed by any of our shareholders of any intention to propose any other matter to be acted upon at the Annual Meeting. The persons named in the accompanying Proxy are allowed to exercise their discretionary authority to vote upon any other business as may properly come before the Annual Meeting. As to any such other business that may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

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ANNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, will be mailed without charge to any beneficial owner of our common stock, upon request. Requests for the Annual Report on Form 10-K should be addressed to: Investor Relations, Medical Transcription Billing, Corp. 7 Clyde Road, Somerset, NJ 08873. The Form 10-K includes certain exhibits. Copies of the exhibits will be provided only upon receipt of payment covering our reasonable expenses for such copies. The Form 10-K and exhibits may also be obtained from our investor relations website, ir.mtbc.com or directly from the SEC's website,  www.sec.gov/edgar.shtml.

SHAREHOLDER PROPOSALS FOR 2017 ANNUAL MEETING OF SHAREHOLDERS

Shareholder proposals intended for inclusion in our proxy statement and form of proxy relating to our 2017 Annual Meeting of Shareholders must be received by us not later than December 30, 2016. If we hold our 2016 Annual Meeting of Shareholders more than 30 days before or after June 8, 2017 (the one-year anniversary date of the 2016 Annual Meeting of Shareholders), we will disclose the new deadline by which shareholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform shareholders. In addition, shareholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to: Corporate Secretary, Medical Transcription Billing, Corp., 7 Clyde Road, Somerset, New Jersey 08873.

Our bylaws also establish an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. Under our bylaws, director nominations and other business may be brought at an Annual Meeting of Shareholders only by or at the direction of our board of directors or by a shareholder entitled to vote who has submitted a proposal in accordance with the requirements of our bylaws as in effect from time to time. Notice of Shareholder proposals for the 2017 Annual Meeting of Shareholders, other than proposals intended for inclusion in our proxy statement as set forth in the preceding paragraph, must be received by the Corporate Secretary at our principal executive offices no later than March 10, 2017. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. If we hold our 2017 Annual Meeting of Shareholders more than 30 days before or after June 8, 2017 (the one-year anniversary date of the 2016 Annual Meeting of Shareholders), then notice of a shareholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

Only such proposals as are (1) required by the rules of the SEC and (2) permissible under the Delaware General Corporation Law will be included on the 2017 Annual Meeting of Shareholders agenda. If a shareholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

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MEDICAL TRANSCRIPTION BILLING, CORP.	VOTE BY MAIL
Important Annual Meeting Information	Record holders may mark, sign and date your proxy card and return it to 18 Lafayette Place, Woodmere, New York 11598.

VOTE IN PERSON
If you would like to vote in person, please attend the Annual Meeting to be held at 7 Clyde Road, Somerset, New Jersey 08873, on June 8, 2016, at 11:00 a.m. local time. Bring this ticket in order to be admitted.

Admission Ticket

DETACH PROXY CARD HERE TO VOTE BY MAIL
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Directors recommends you vote FOR the following proposals:

Proposal 1:	To elect three Director candidates.

1. Anne M. Busquet	☐ For	☐ Withhold
2. Howard L. Clark, Jr.	☐ For	☐ Withhold
3. Stephen A. Snyder	☐ For	☐ Withhold

Proposal 2:	To increase the number of authorized shares of preferred stock.

☐ For	☐ Against	☐ Abstain

Non-voting items:

Please indicate a change of address below:	Please indicate if you plan to attend this meeting ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date	Signature	Signature, if held jointly

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at

ir.mtbc.com/annuals-proxies.cfm

MEDICAL TRANSCRIPTION BILLING, CORP.

Annual Meeting of Shareholders

June 8, 2016 11:00 AM, Eastern Time

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Mahmud U. Haq, Stephen A. Snyder and Amritpal Deol and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Medical Transcription Billing, Corp. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 AM, Eastern Time, on June 8, 2016, at the Company's headquarters located at 7 Clyde Road, Somerset, New Jersey 08873, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

IF VOTING BY MAIL, PLEASE COMPLETE BOTH SIDES OF THIS CARD.